Fees Summary	Jan. 02, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 668,234,250
Previously Paid Amount	0
Total Fee Amount	92,283.15
Total Offset Amount	0
Net Fee	$ 92,283.15